Exhibit 99.1

JP Morgan Healthcare Conference January 13, 2022 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2022 Theravance Biopharma. All rights reserved.

Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company's goals, designs, strategies, plans and objectives, the impact of the Company’s restructuring plan, ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company's product and product candidates, the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations for product candidates through development and the market for products being commercialized, the Company's expectations regarding its allocation of resources, potential regulatory actions and commercialization (including differentiation from other products or potential products and addressable market), product sales or profit share revenue and the Company's expectations for its expenses, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, disagreements with Innoviva , Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that the results of these proceedings could be adverse to the Company, additional future analysis of the data resulting from our clinical trial(s), delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company's compounds, products or product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, the feasibility of undertaking future clinical trials based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions on its employees, partners and others . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on November 8 , 2021 , and other periodic reports filed with the SEC . Forward - looking statements 2

Rapid transition to a streamlined, respiratory focused Theravance Biopharma TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBP H. Our non - recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. 1. Source: Bloomberg GSK Analysts Consensus December 16, 2021; 2. Source: TBPH Analysts Consensus [8] December 9, 2021. 3. Regular and c ont ingent workers; 4. Excluding share - based compensation (SBC) and one - time restructuring, severance and termination costs (estimated $18 – 20M between 2021 and 2022, of which the majority will be incurred by Q1 2022). CO PD, chronic obstructive pulmonary disease; JAK, Janus kinase; PIFR, peak inspiratory flow rate. 3 Overarching goal: maximize shareholder value ‣ Track record of innovation leading to several approved COPD and asthma medicines, including: – TRELEGY: a respiratory medicine developed by Glaxo Group Limited in collaboration with the Company’s predecessor, Theravance, In c. – YUPELRI ® : discovered and developed by Theravance Biopharma, launched in 2019, and is now commercialized in partnership with Viatris Inc. ‣ Strong, growing cash flows from TRELEGY and YUPELRI provide significant value to shareholders ‣ TRELEGY and YUPELRI have significant potential for future growth – TRELEGY: high growth, long patent life respiratory medicine expected to generate global peak - year sales of $3.2 billion 1 – YUPELRI: remains early in its lifecycle, has demonstrated quarter - over - quarter market share growth, with potential US peak - year sales ~ $400 million 2 ‣ Headcount reduced by ~75% (~270 positions 3 ); majority of reduction completed November 2021, remainder February 2022 ‣ Total annualized operating expense 4 savings of ~$170 million in 2022 ‣ PIFR clinical study, in partnership with Viatris , intended to capture more of the addressable market and further strengthen its competitive advantage ‣ Investigational inhaled JAK inhibitor portfolio; includes nezulcitinib (TD - 0903), initially targeting acute lung injury and fibrotic disease 6LJQLILFDQW FRVW UHGXFWLRQ SURJUDP UHGXFHV &RPSDQ\ VL]H WR EHFRPH VXVWDLQDEO\ FDVK IORZ SRVLWLYH EHJLQQLQJ + Focus on leveraging expertise in developing and commercializing respiratory therapeutics Streamlined R&D investment to focus on highest value core respiratory opportunities Leverage partnerships to unlock value of pipeline assets

Key pillars of respiratory - focused value creation plan 1. Source: TBPH Analysts Consensus [8] December 9, 2021. 2. Source: Bloomberg GSK Analysts Consensus December 16, 2021. JAK, Jan us kinase; PIFR, peak inspiratory flow rate. 3. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recour se Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. 4 <83(/5, Š ‣ Consensus US peak year sales of ~$ 400 million 1 ‣ Q3 2021 net sales of $ 39 million implies run rate annual sales of ~$160 million ‣ YUPELRI remains early in its product lifecycle ; has demonstrated quarter - over - quarter market share growth ‣ TBPH hospital - based and Viatris community - based sales forces continue driving growth ‣ PIFR study intended to capture more of the addressable market and further strengthen its competitive advantage ‣ Long patent life Core Respiratory Pipeline Near - term catalysts will inform upside potential of focused pipeline: ‣ Inhaled JAK inhibitor portfolio, with the most advanced candidate being nezulcitinib (TD - 0903), initially targeting acute lung injury and fibrotic disease ‣ Dry - powder inhaled JAK inhibitors to proceed into clinic with next generation compounds after securing partnership TRELEGY ‣ Consensus global peak year sales of ~ $3.2 billion 2 ‣ Q3 2021 net sales of $ 449 million implies run rate annual sales of ~$1.8 billion 3 ‣ Long patent life ‣ TRELEGY - related cash flows to TBPH to increase substantially (once non - recourse note is fully repaid) 3

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD

‣ Once - daily LAMAs are first - line therapy for moderate - to - very severe COPD 1 ‣ 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy 2 <83(/5, Š UHYHIHQDFLQ LQKDODWLRQ VROXWLRQ 1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018. 2. TBPH market research (N = 160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 6 ‣ TBPH and VTRS worldwide strategic collaboration to develop and commercialize nebulized YUPELRI (revefenacin) ‣ Companies co - promote under US profit/loss share 65% 35% FDA - approved for maintenance treatment of COPD First and only once - daily, nebulized maintenance medicine for COPD

Where the market has been 6RXUFH 6+$ 0(7<6 WKURXJK 4 ¶ /$ 1(% ORQJ DFWLQJ QHEXOL]HU 7 ‣ Universal brand challenges – Reduced office visits – Reduced/limited new treatment starts ‣ Pulmonologists enlisted for ER, ICU, hospital, COVID outpatient evaluation ‣ Overall new product starts for pulmonologists still down compared with 2019; lag behind other specialties 1 ‣ Hospital purchasing for the entire LA - NEB market declined markedly in Q1 2020; today still below 2019 levels ‣ Despite down market, YUPELRI shows steady market share and volume growth COVID - 19 placed unprecedented demands on pulmonologists COVID - 19 outbreak coincided with critical period of YUPELRI ® launch Despite impact, YUPELRI sales still increasing

YUPELRI ® hospital sales and community TRx trends Continued market share growth across both the hospital and retail channels 0.3 1.1 2.2 3.4 5.4 6.5 6.3 7.4 7.8 8.7 9.5 0% 5% 10% 15% 20% 25% Hospital LA - NEB Market Share 1 Hospital Market Share YUPELRI LA-NEB Market Share 1. Hospital LA - NEB Market Share - IQVIA DDD through 09/30/2021. 2. Community LA - NEB Market Share - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 7/31/2021 (Q3’21 Community LA - NEB Market Share Incomplete). 3. Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 09/30/2021; 4. Joint VTRS/TBPH Market Research. LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol , formoterol. LA - NEB, long - acting nebulizer. 8 TRx volume represents retail only which is typically 33% of Retail + DME 1.5 6.1 9.8 13.1 15.2 16.3 17.4 18.7 19.7 21.5 22.4 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% Retail TRx Volume 3 Community LA - NEB Market Share 2 Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI in the hospital are discharged with an Rx 4 Q2 4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 2021 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 2021

0 2,000 4,000 6,000 8,000 10,000 YULPELRI Weekly Hospital Doses YUPELRI ® hospital volume has returned to growth Source: IQVIA DDD through 12/24/2021. 9 2019 Growth from launch 2020 Flat 2021 Return to growth Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Substantial opportunity for further YUPELRI ® growth ‣ COPD is under - diagnosed 1 ‣ COPD patients with or without symptoms may be treated with rescue and/or maintenance therapies ‣ Estimated patient counts from volume using average ‘days of therapy’ assumptions vary considerably across DME and retail channels 1. American Lung Association. 2. Clarivate COPD Disease Landscape & Forecast US 2021. 3. Revefenacin COPD Joint Venture Research 2016. 10 YUPELRI may be appropriate for COPD patients, including but not limited to: ► Moderate - to - very - severe COPD (73 – 92% 4 ); once - daily LAMAs are first - line therapy for moderate - to - very severe COPD patients ► Patients with suboptimal PIFR (19 – 78% of COPD patients 5 ) ► Patients with cognitive or dexterity challenges ~36% of COPD patients present episodes of cognitive impairment; ~33% of elderly patients have inadequate hand strength for inhalers 6 ► Patients transitioning from hospital to home care after being stabilized on nebulized treatment during hospitalization Growth opportunities within numerous patient segments 4. Safka KA, et al. Chronic Obstr Pulm Dis 2017. 5. Mahler DA, et al. Chronic Obstr Pulm Dis 2019. 6. Armitage JM, Williams SJ Inhaler technique in the elderly. Age Ageing 1988 17:275 - 278. Market share of COPD maintenance therapy just scratching the surface Estimated 2021 YUPELRI Patient Funnel (US) COPD, chronic obstructive pulmonary disease; DME, durable medical equipment; LAMA, long - acting muscarinic antagonist; PIFR, peak inspiratory flow rate.

Favorable YUPELRI ® outlook in 2022 and beyond 11 1. Data on file from TBPH survey of HCPs October 2020 - October 2021. COPD, chronic obstructive pulmonary disease; PIFR, peak inspiratory flow rate; PPE, personal protective equipment ; QD, once a d ay. Additional potential growth opportunities Observations from the field 1 ‣ Pulmonologists / other HCPs have resumed routine testing to evaluate and diagnose COPD patients ‣ In office nebulization for COPD patients has resumed ‣ 99% of hospital - based HCPs support nebulization regardless of COVID - 19 status if proper PPE is worn ‣ More hospitals becoming or are “all neb” ‣ QD dosing important to alleviate health systems overwhelmed by rising COVID - 19 cases (over - taxed hospitals and long - term care facilities) ‣ PIFR 2 study: intended to capture more of the addressable market and further strengthen its competitive advantage ‣ China opportunity : China approval projected for 2024 ; ~$100M PYS opportunity — potential development and sales milestones totaling $54M / low double - digit tiered royalties on net sales

Pipeline focused on highest value core respiratory opportunities 1. Excluding programs that are in the process of being wound down following restructuring. JAK, Janus kinase; PIFR, peak inspiratory flow rate. 12 New Theravance: Core Respiratory Focused pipeline of core respiratory programs 1 Implement partnering strategy to maximize value of pipeline assets ‣ PIFR - 2 Phase IV study intended to capture more of the addressable market and further strengthen its competitive advantage ‣ Inhaled JAK inhibitor portfolio which includes nezulcitinib

A new, respiratory focused Theravance Biopharma 1. TBPH estimate derived from integrating multiple data sources 2. TBPH holds 85% economic interest in upward - tiering royalty st ream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is p led ged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. ALK5i, transforming growth factor β receptor I kinase inhibitor; CD, Crohn’s di sease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/ vilanterol; JAKi , JAK inhibitor; LAMA, long - acting muscarinic antagonist ; nOH , neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; PIFR, peak inspiratory flow rate; UC, ulcerative colitis. 13 Program Indication US Patients 1 Research Phase 1 Phase 2 Phase 3 Filed Marketed Phase 4 Collaborator Respiratory Assets YUPELRI (revefenacin) LAMA COPD patients with suboptimal PIFR >8mm Nezulcitinib (TD - 0903) Inhaled JAKi Acute and chronic lung inflammation, fibrotic disease >32mm Inhaled JAKi Asthma ~25mm Economic Interests TRELEGY 2 FF/UMEC/VI COPD >8mm GSK & Innoviva, Inc. Asthma ~25mm Skin - selective JAKi Dermatological diseases >8mm Non - Core Assets * Ampreloxetine (TD - 9855) NRI S ymptomatic nOH ~350k Izencitinib (TD - 1473) GI JAKi UC ~900k CD ~800k TD - 5202 Irreversible JAK3i Celiac disease UC CD ~5mm Inhaled ALK5i Idiopathic pulmonary fibrosis ~140k Phase 3 Phase 2 Phase 2 Phase 1 Phase 1 Marketed Phase 4 PIFR - 2 Study Marketed Phase 1 Phase 2b/3 Research Marketed *Limited additional capital investment planned post Q1 2022

YUPELRI ® : Phase 4 randomized, double - blind, parallel - group study (PIFR - 2) A Phase 4, Randomized, Double - Blind, Parallel˗Group Study in Adults With Severe to Very Severe COPD and Suboptimal Inspiratory Flow Rate. *Dry powder inhaler (Spiriva ® HandiHaler ®) . FEV 1 , forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate. 14 Primary: Change from baseline in trough FEV 1 on Day 85 Key secondary: Trough overall treatment effect on FEV 1 Study Endpoints Randomization 1:1 Q1’23 Results YUPELRI SPIRIVA ® via HH* Once - daily treatment: 12 weeks N=366 Run - in

Lung - selective JAK inhibitor nezulcitinib demonstrates potential to protect lungs in an IFN γ - driven viral ARDS hyperinflammatory environment *Comparable blockade in lung IL - 13 – pSTAT6 in vivo model; ****p<0.0001. ARDS, acute respiratory distress syndrome; IFN γ , interferon - gamma; IL - 6, interleukin - 6; IP - 10, IFN γ - induced protein 10; JAK, Janus kinase; MCP - 1, monocyte chemoattractant protein - 1; MFI, mean fluorescent intensity; pSTAT1, phosphorylated signal transducer and activator of transcription; TNF α , tumor necrosis factor alpha. 15 0 100000 200000 300000 400000 500000 **** Potential mechanistic rationale for several acute and chronic lung diseases 0 20 40 60 80 100 % I n h i b i t i o n IFNγ, TNFα, + polyI:C treated primary human bronchial epithelium Membrane Permeability Cell Death IP - 10 MCP - 1 IL - 6 Nezulcitinib Placebo IFN γ - induced pSTAT1 in mouse lung in vivo* Vehicle / Vehicle Vehicle / IFN γ Nezulcitinib / IFN γ 1 mg/mL Lung pSTAT1 (MFI)

Study 0188 (NCT: 04402866). Ventilator - free survival is defined as elapsed time (in days) from randomization to first day a participant progresses to IMV or death. CI, confidence interval; CRP, C - Reactive protein; HR, hazard ratio; IMV, invasive mechanical ventilation; ITT, intent - to - treat. 16 Phase 2 study: hospitalized patients with severe COVID - 19 Nezulcitinib n=106 Placebo n=104 Deaths, n (%) 6 (5.7) 13 (12.5) HR (95% CI) 1 0.42 (0.16, 1.12) p - value 2 0.08 Nezulcitinib n=86 Placebo n=85 IMV or Deaths, n (%) 2 (2.3) 11 (12.9) Ventilator - free, n (%) 84 (97.7) 74 (87.1) HR (95% CI) 1 6.15 (1.36, 27.74) p - value 3 0.007 Time from Randomization (days) 0 7 14 21 28 Ventilator - Free Survival CRP <150 mg/L Nezulcitinib n=86 Placebo n=85 Deaths, n (%) 1 (1.2) 9 (10.6) HR (95% CI) 1 0.10 (0.01, 0.77) p - value 2 0.009 0.8 0.7 0.9 1.0 Mortality CRP <150 mg/L 0 7 14 21 28 0.1 0.0 0.2 0.3 Time from Randomization (days) Proportion Time from Randomization (days) 0 7 14 21 28 0.1 0.0 0.2 0.3 Mortality ITT Population Placebo Nezulcitinib

Outcomes of the UK COVID Therapeutics Advisory Panel https://www.gov.uk/government/groups/the - covid - 19 - therapeutics - taskforce https://www.ukri.org/about - us/policies - standards - and - data/data - collection/uk - covid - 19 - therapeutics - advisory - panel/recommended - tr eatments - for - clinical - trials/ 17 355 candidate drug submissions received via open submission system 7 33 recommended drugs to national publicly funded platform trials Nezulcitinib (TD - 0903) Trial recommended to: REMAP - CAP Date: 10 October 2021 Why it was recommended In people with severe COVID - 19, parts of the immune system are very active, which causes inflammation and organ damage, particularly in the lungs. TD - 0903 has a unique inhaled formulation which allows it to block inflammation and tissue damage directly in the lung. This might reduce severe COVID illness and the risk for patients to require to be put in ICU under ventilation.

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK’s TRELEGY 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or flutic aso ne furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long - acting muscarinic receptor antagonist, and long - acting β2 agonists, active components of Anoro (UMEC/VI). COPD, chronic obstructive pulmonary disease. 19 TRELEGY Upward - tiering royalties of ~5.5 – 8.5% of global net sales 1 Q3 global net sales of $449M Year - over - year sales growth of 77% from the same period in 2020 TRELEGY now has 53% of US triple therapy patients for COPD and 73% global share 0 100 200 300 400 500 600 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 Monthly TRx Volume (Thousands) Month Post Launch Strongest US ELLIPTA Launch ANORO ELLIPTA ARNUITY ELLIPTA BREO ELLIPTA INCRUSE ELLIPTA Launched in US in November 2017 Source: GSK, Symphony Health Metys monthly TRx data for the time period Sept'13 to Nov'21. TRELEGY Mortality Ad Comm TRELEGY Asthma Approval BREO Asthma Approval TRELEGY

Financial Guidance 1. Excluding share - based compensation (SBC) and one - time restructuring, severance and termination costs (estimated $18 – 20M betwe en 2021 and 2022, of which the majority will be incurred by Q1 2022). 20 Execution of cost - cutting initiatives results in lowered 2021 OPEX guidance 1 : – R&D: updated range of $170 – $180M – SG&A: updated range of $65 – $75M As a result of continued refinement of cost - cutting initiatives, we are also reducing 2022 total OPEX guidance 1 : – R&D: updated range of $45 – 55M – SG&A: updated range of $35 – 45M 2022 guidance includes ~$10M in non - recurring spend, mostly in R&D: – Majority in Q1 to support completion of late - stage programs – OPEX Q2 and onward will reflect recurring spend only Theravance Biopharma is projected to be sustainably cash - flow positive beginning in 2H 2022

Rapid transition to a streamlined, respiratory focused Theravance Biopharma 21 Significant cost reduction program reduces Company size to become sustainably cash - flow positive beginning 2H 2022 Focus on leveraging expertise in developing and commercializing respiratory therapeutics Streamlined R&D investment to focus on highest value core respiratory opportunities Leverage partnerships to unlock value of pipeline non - core assets Overarching goal: maximize shareholder value

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Commercial and Medical Affairs Richard A. Graham Senior Vice President, Research and Development

YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 23

About YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® ( revefenacin ) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 24